SANTANDER BANCORP
UNAUDITED CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2004 AND 2003
(Dollars in thousands, except per share data)

ASSETS

			Variance
	31-Dec-04	31-Dec-03	12/04 - 12/03
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$110,148	$99,183	11.06%
Interest bearing deposits	42,612	15,300	175.51%
Federal funds sold and securities purchased under agreements to resell	326,650	278,750	17.18%
Total cash and cash equivalents	479,410	393,233	21.91%
INTEREST BEARING DEPOSITS	50,000	10,000	400.00%
TRADING SECURITIES	34,184	42,547	(19.66)%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,138,171	1,664,311	(31.61)%
INVESTMENT SECURITIES HELD TO MATURITY, at amortized cost	813,788	818,127	(0.53)%
OTHER INVESTMENT SECURITIES, at amortized cost	37,500	15,000	150.00%
LOANS HELD FOR SALE, net	271,596	297,201	(8.62)%
LOANS, net	5,311,936	3,917,566	35.59%
ALLOWANCE FOR LOAN LOSSES	(69,177)	(69,693)	(0.74)%
PREMISES AND EQUIPMENT, net	52,854	61,107	(13.51)%
ACCRUED INTEREST RECEIVABLE	44,682	36,398	22.76%
GOODWILL	34,791	34,791	0.00%
INTANGIBLE ASSETS	8,003	6,362	71.66%
OTHER ASSETS	118,076	140,350	(16.77)%
	$8,325,814	$7,367,300	13.01%

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS:
Non-interest bearing	$744,019	$700,413	6.23%
Interest bearing	4,004,120	3,441,815	16.34%
Total deposits	4,748,139	4,142,228	14.63%
FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	780,334	350,000	122.95%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	1,349,444	1,808,238	(25.37)%
COMMERCIAL PAPER ISSUED	629,544	254,904	146.97%
TERM NOTES	31,457	165,966	(81.05)%
CAPITAL NOTES	72,588	15,925	355.81%
ACCRUED INTEREST PAYABLE	22,666	18,728	21.03%
OTHER LIABILITIES	151,605	130,479	16.19%
	7,785,777	6,886,468	13.06%

STOCKHOLDERS' EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized, none issued or outstanding	-	-	-
Common stock, $2.50 par value; 200,000,000 shares authorized; 50,650,364 shares issued in
December 2004 and 46,410,214 shares issued in December 2003; 46,639,104 shares
outstanding in December 2004 and 42,398,954 shares outstanding in December 2003.	126,626	116,026	9.14%
Capital paid in excess of par value	304,171	211,742	43.65%
Treasury stock at cost, 4,011,260 shares in December 2004 and 2003.	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(22,784)	(19,465)	17.05%
Retained earnings-
Reserve fund	127,086	119,432	6.41%
Undivided profits	72,490	120,649	(39.92)%
Total stockholders' equity	540,037	480,832	12.31%
	$8,325,814	$7,367,300	13.01%

SANTANDER BANCORP
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS AND THE QUARTERS ENDED DECEMBER 31, 2004 AND 2003

(Dollars in thousands, except per share data)

	For the years ended		For the quarters ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
INTEREST INCOME:
Loans	$257,852	$237,712	$72,857	$57,560
Investment securities	97,901	85,215	21,084	27,940
Interest bearing deposits	1,054	664	480	105
Federal funds sold and securities purchased under
agreements to resell	3,123	1,990	1,106	535
Total interest income	359,930	325,581	95,527	86,140

INTEREST EXPENSE:
Deposits	60,279	56,030	18,164	13,107
Securities sold under agreements to repurchase
and other borrowings	79,901	75,896	21,213	18,247
Subordinated capital notes	582	425	528	30
Total interest expense	140,762	132,351	39,905	31,384

Net interest income	219,168	193,230	55,622	54,756

PROVISION FOR LOAN LOSSES	26,270	49,745	4,500	15,000
Net interest income after provision for loan losses	192,898	143,485	51,122	39,756

OTHER INCOME:
Bank service charges, fees and other	38,977	38,990	10,027	9,349
Broker/dealer, asset management and insurance fees	51,113	49,005	12,936	12,236
Gain on sale of securities	11,475	10,790	10	779
Gain on sale of mortgage servicing rights	400	457	116	131
Gain on sale of loans	431	9,829	515	2,982
Gain on sale of building	2,754	-	-	-
Other income	12,089	10,348	5,628	2,141
Total other income	117,239	119,419	29,232	27,618

OTHER OPERATING EXPENSES:
Salaries and employee benefits	91,582	89,394	22,544	23,201
Occupancy costs	13,959	13,534	3,850	3,416
Equipment expenses	6,946	7,291	1,629	1,674
EDP servicing, amortization and technical expenses	31,291	40,502	8,072	11,110
Communication expenses	8,976	8,612	2,183	2,336
Business promotion	10,435	6,760	3,294	1,849
Other taxes	8,584	9,811	2,010	2,286
Other operating expenses	45,760	47,840	11,372	11,464
Total other operating expenses	217,533	223,744	54,954	57,336

Income before provision (benefit) for income tax	92,604	39,160	25,400	10,038

PROVISION (BENEFIT) FOR INCOME TAX	8,145	(285)	4,070	(5,704)

NET INCOME	84,459	39,445	21,330	15,742
DIVIDENDS TO PREFERRED SHAREHOLDERS	-	7,114	-	3,688
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	84,459	32,331	21,330	12,054
EARNINGS PER COMMON SHARE*	$1.81	$0.69	$0.46	$0.26

*After giving retroactive effect to the stock dividend declared on July 9, 2004

SANTANDER BANCORP

	Dec. 2004	2004	2004	Dec. 2003
	Year to	Fourth	Third	Year to	Fourth
SELECTED RATIOS	Date	Quarter	Quarter	Date	Quarter

Net interest margin (1)	3.27%	3.24%	3.19%	3.30%	3.48%
Return on average assets (2)	1.10%	1.08%	1.10%	0.59%	0.87%
Return on average common equity (2)	16.90%	16.04%	17.14%	6.08%	8.89%
Efficiency Ratio (1,3)	63.54%	60.48%	61.97%	70.05%	66.07%
Non interest income to revenues	24.57%	23.43%	23.50%	26.84%	24.28%
Capital:
Total capital to risk-adjusted assets	-	11.90%	10.87%	-	10.41%
Tier I capital to risk-adjusted assets	-	9.27%	9.32%	-	8.84%
Leverage ratio	-	6.36%	6.13%	-	6.04%
Non-performing loans to total loans	-	1.57%	1.84%	-	2.33%
Non-performing loans plus accruing loans
past-due 90 days or more to loans	-	1.63%	1.89%	-	2.39%
Allowance for loan losses to non-
performing loans	-	79.05%	73.05%	-	70.85%
Allowance for loans losses to period-
end loans	-	1.24%	1.34%	-	1.65%

OTHER SELECTED FINANCIAL DATA		12/31/04	12/31/03
		(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)		$ 4,275.4	$ 3,782.8
Broker-dealer customer accounts		4,543.3	3,727.4
Mutual fund and assets managed		2,640.0	1,859.0
Trust, institutional and private accounts assets under management		1,369.0	1,300.6
Total		$ 12,827.7	$ 10,669.7

(1) On a tax-equivalent basis.
(2) Ratios for the quarters are annualized.
(3) Operating expenses divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities (and gain on sale of building for 1Q04).

SANTANDER BANCORP

SELECTED CONSOLIDATED FINANCIAL INFORMATION:

(DOLLARS IN THOUSANDS)

	For the Quarters Ended					Years ended December 31,
	Dec. 31,	Dec. 31,	Sept. 30,	4Q04/4Q03	4Q04/3Q04
	2004	2003	2004	Variation	Variation	2004	2003	Variation

Interest Income	$ 95,527	$ 86,140	$ 92,449	10.9%	3.3%	$ 359,930	$ 325,581	10.6%
Tax equivalent adjustment	6,022	5,184	5,025	16.2%	19.8%	20,162	17,550	14.9%
Interest income on a tax equivalent basis	101,549	91,324	97,474	11.2%	4.2%	380,092	343,131	10.8%
Interest expense	39,905	31,384	36,510	27.2%	9.3%	140,762	132,351	6.4%
Net interest income on a tax equivalent basis	61,644	59,940	60,964	2.8%	1.1%	239,330	210,780	13.5%
Provision for loan losses	4,500	15,000	7,020	(70.0)%	(35.9)%	26,270	49,745	(47.2)%

Net interest income on a tax equivalent basis after provision	57,144	44,940	53,944	27.2%	5.9%	213,060	161,035	32.3%
Other operating income	28,707	23,857	26,176	20.3%	9.7%	102,579	98,800	3.8%
Gain on sale of securities	10	779	2,462	(98.7)%	(99.6)%	11,475	10,790	(6.3)%
Gain on sale of loans	515	2,982	(240)	(82.7)%	(314.6)%	431	9,829	95.6%
Gain on sale of building	-	-	-	N/A	N/A	2,754	-	N/A
Other operating expenses	54,954	57,336	53,851	(4.2)%	2.0%	217,533	223,744	(2.8)%
Income on a tax equivalent basis before income taxes	31,422	15,222	28,491	106.4%	10.3%	112,766	56,710	98.8%
Provision (credit) for income taxes	4,070	(5,704)	1,597	(171.4)%	154.9%	8,145	(285)	(2957.9)%
Tax equivalent adjustment	6,022	5,184	5,025	16.2%	19.8%	20,162	17,550	14.9%
NET INCOME (LOSS)	$ 21,330	$ 15,742	$ 21,869	35.5%	(2.5)%	$ 84,459	$ 39,445	114.1%

SELECTED RATIOS:

Per share data (1):
Earnings (loss) per common share	$ 0.46	$ 0.26	$ 0.34			$ 1.81	$ 0.69
Average common shares
outstanding **	46,639,104	46,639,104	46,639,104			46,639,104	46,661,248
Common shares outstanding
at end of period **	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Cash Dividends per Share:
Preferred Stock*	$ -	$ 0.41	$ -			$ -	$ 1.73
Common Stock	$ 0.16	$ 0.11	$ 0.11			$ 0.49	$ 0.44

(1) Per share data is based on the average number of shares outstanding during the period.
Basic and diluted earnings per share are the same.
*Including redemption premium in Dec. 2003
**After giving retroactive effect to the stock dividend declared on July 9, 2004
**After giving retroactive effect to the stock dividend declared on July 9, 2004